UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05468

Exact name of registrant as specified in charter:	The High Yield Plus Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	3/31/2007

Date of reporting period:	3/31/2007

Item 1 – Reports to Stockholders

The High Yield Plus Fund, Inc.

ANNUAL REPORT

March 31, 2007

Directors

Linda W. Bynoe

David E. A. Carson

Robert F. Gunia

Robert E. La Blanc

Douglas H. McCorkindale

Richard A. Redeker

Judy A. Rice

Robin B. Smith

Stephen G. Stoneburn

Clay T. Whitehead

Investment Adviser

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

Custodian

PFPC Trust Company

400 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

Computershare Shareholder Services

P.O. Box 43011

Providence, RI 02940-3011

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The High Yield Plus Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The High Yield Plus Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

CUSIP 429906100    NYSE Ticker HYP

HYPA

Letter To Shareholders	March 31, 2007

Dear Shareholder:

Market Update

The high yield market posted a positive 11.0% return for the twelve month period ended March 31, 2007, as measured by the Lehman Brothers High Yield 2% Issuer Capped Index (the “Index”), which outperformed investment-grade bonds as measured by the Lehman Brothers Aggregate Index. Within the high yield market, triple-C rated securities outperformed the broader market with a 17.4% return.

Default rates continued to be at or near historic lows. The March 2007 trailing twelve month US high yield default rate of 1.4% was the lowest since March 1995 according to Moody’s. Although quality spreads remain near historical tights, we believe they will not move meaningfully wider in the near term. We continue to favor triple-Cs over double-Bs as we believe the LBO risk of double-B names to be greater than the default risk embedded in triple-Cs. While we do have some concerns over the weakness in the sub-prime mortgage sector, we do not believe it will have wider spillover effects in the macro-economy.

Fund Performance

The Fund’s total returns for periods ended March 31, 2007 are shown in the following table. For comparison, we have also provided the returns of the Index, the Lehman Brothers High Yield Index, and the Lipper Closed-End Leveraged High Current Yield category, an average of 31 closed-end high yield leveraged funds; we would note that the degree of leverage varies substantially amongst the funds in the group and can affect performance.

	6 Mos	1 Yr	3 Yrs*

High Yield Plus Fund (NAV)	11.2	15.1	9.3
Lipper Closed-End Leveraged High Current Yield	8.2	12.6	10.7
Lehman Brothers High Yield 2% Issuer Capped Index	7.0	11.0	8.3
Lehman Brothers High Yield Index	7.0	11.6	8.6

*	Annualized

The Fund is leveraged and had $27.0 million in loans outstanding as of March 31, 2007, $1.0 million more than the loan amount as of September 30, 2006. Borrowings fluctuate depending on investment outlook and opportunities. As of March 31, 2007 the Fund’s shares were priced at $3.62. This price reflected a discount of 8.8% to the Fund’s net asset value of $3.97 per share. (On average, the funds in the Lipper Leveraged Closed End universe were trading at a discount of 1.5% as of March 31, 2007.) On March 31, 2007, the Fund’s monthly dividend rate of $0.025 per share equated to an annualized yield of 8.29% relative to the Fund’s stock price.

The Financial Services, Media Cable, and Automotive sectors were the top contributing sectors for the past twelve months. Contributions in the Financial Services and Automotive sectors were due mainly to security selection, while Media Cable benefited from an overweight relative to the benchmark. Security selection in Construction Machinery and Metals also had positive impacts on performance. The Technology, Pharmaceuticals, and Paper sectors detracted from relative results.

We continue to like and are overweight the Media Cable and Construction Machinery industries. We are also overweight the Health Care, Pharmaceuticals, and Gaming sectors. The Portfolio is underweight the Media Non-Cable, Paper, Supermarkets, and Consumer Products industries.

As always, we appreciate your interest in the Fund.

Sincerely yours,

Earl McEvoy

Portfolio Manager

Senior Vice President

Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS—139.3%
CORPORATE BONDS—131.2%
Aerospace/Defense—0.7%

Bombardier, Inc., Unsec’d. Notes, 144A (Canada)	Ba2	8.00%	11/15/14	$225	$232,875
Hawk Corp., Sr. Notes	B3	8.75	11/01/14	220	222,750

					455,625
Automotive—9.6%

Ford Motor Co., Unsec’d. Notes	Caa1	7.45	07/16/31	270	208,913
Ford Motor Credit Co., Notes	B1	7.00	10/01/13	725	673,951
Ford Motor Credit Co., Notes(d)	B1	9.81	04/15/12	880	932,970
Ford Motor Credit Co., Sr. Unsec’d. Notes	B1	6.625	06/16/08	275	274,132
General Motors Acceptance Corp., Bonds	Ba1	8.00	11/01/31	2,085	2,235,420
General Motors Acceptance Corp., Unsub. Notes	Ba1	6.875	08/28/12	110	109,557
General Motors Corp., Sr. Unsub. Note	Caa1	8.375	07/15/33	1,415	1,269,962
JB Poindexter & Co., Inc., Gtd. Notes	B3	8.75	03/15/14	440	410,300

					6,115,205
Building Materials—0.8%

Goodman Global Holdings, Gtd. Notes	B3	7.875	12/15/12	480	482,400

Chemicals—2.4%

Equistar Chemicals LP/Equistar Funding Corp., Gtd. Notes	B1	10.125	09/01/08	60	63,150
Equistar Chemicals LP/Equistar Funding Corp., Sr. Notes	B1	10.625	05/01/11	355	374,525
Georgia Gulf Corp., Sr. Notes, 144A	B1	9.50	10/15/14	445	427,200
Millennium America, Inc., Gtd. Notes	B1	9.25	06/15/08	210	217,875
Mosaic Co. (The), Sr. Notes, 144A	B1	7.375	12/01/14	165	172,012
Mosaic Co. (The), Sr. Notes, 144A	B1	7.625	12/01/16	140	147,700
Mosaic Global Holdings, Inc., Notes	B2	7.30	01/15/28	100	93,500

					1,495,962
Construction Machinery—8.3%

Ahern Rentals, Inc., Sec’d. Notes	B3	9.25	08/15/13	625	652,344
Ashtead Capital, Inc., Notes, 144A	B3	9.00	08/15/16	355	378,075
Ashtead Holdings PLC, Sec’d. Notes, 144A (United Kingdom)	B3	8.625	08/01/15	75	78,375
Case New Holland, Inc., Gtd. Notes	Ba3	7.125	03/01/14	280	291,200
Case New Holland, Inc., Gtd. Notes	Ba3	9.25	08/01/11	160	168,000
GSI Group, Inc., Gtd. Notes	B3	12.00	05/15/13	415	465,837
Neff Rental LLC/Neff Finance Corp., Sec’d. Notes	Caa1	11.25	06/15/12	675	749,250

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Construction Machinery (cont’d.)

Rental Service Corp., Bonds, 144A	Caa1	9.50%	12/01/14	$1,270	$1,352,550
Sunstate Equipment Co., Bonds, 144A	B3	10.50	04/01/13	415	439,900
United Rentals North America, Inc., Gtd. Notes	B1	6.50	02/15/12	465	463,838
United Rentals North America, Inc., Sr. Sub. Notes	B3	7.00	02/15/14	270	269,325

					5,308,694
Consumer Cyclical - Services—2.0%

Insurance Auto Auctions, Inc., Sr. Unsec’d. Notes	Caa1	11.00	04/01/13	525	606,375
West Corp., Sr. Sub. Notes, 144A	Caa1	11.00	10/15/16	650	685,750

					1,292,125
Consumer Cyclicals—1.1%

Carriage Services, Inc., Gtd. Notes	B1	7.875	01/15/15	660	678,150
Diversified Manufacturing—1.1%

Esco Corp., Sr. Notes, 144A	B2	8.625	12/15/13	665	704,900
Energy—4.2%

Chesapeake Energy Corp., Gtd. Notes	Ba2	6.875	01/15/16	175	177,188
Chesapeake Energy Corp., Gtd. Notes	Ba2	7.75	01/15/15	265	276,262
Delta Petroleum Corp., Gtd. Notes	Caa2	7.00	04/01/15	1,175	1,057,500
Exco Resources, Inc. (Old), Sec’d. Notes	B3	7.25	01/15/11	230	230,575
OPTI Canada, Inc., Gtd. Notes, 144A	B1	8.25	12/15/14	245	254,800
Range Resources Corp., Gtd. Notes	B1	6.375	03/15/15	80	78,800
Western Oil Sands, Inc., Sec’d. Notes (Canada)	Ba3	8.375	05/01/12	200	223,500
Whiting Petroleum Corp., Gtd. Notes	B1	7.25	05/01/12-05/01/13	400	393,000

					2,691,625
Entertainment & Leisure—2.9%

AMC Entertainment, Inc. (Old), Gtd. Notes	Ba3	8.625	08/15/12	220	233,200
AMC Entertainment, Inc. (Old), Gtd. Notes	B3	11.00	02/01/16	400	455,500
AMC Entertainment, Inc. (Old), Sr. Sub. Notes	B3	8.00	03/01/14	240	244,200
AMC Entertainment, Inc., Zero Coupon (until 08/15/09) Sr. Disc. Notes	B3	12.00(a)	08/15/14	545	478,237
Six Flags, Inc., Unsec’d. Notes	Caa1	8.875	02/01/10	450	453,375

					1,864,512

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Financial Institutions—2.6%

Banco Macro SA, Jr. Sub. Notes, 144A	B3	9.75%	12/18/36	$655	$660,895
Chevy Chase Bank FSB, Sub. Notes	Baa2	6.875	12/01/13	190	199,500
E*Trade Financial Corp., Unsec’d. Notes	Ba2	7.375	09/15/13	120	125,400
E*Trade Financial Corp., Unsec’d. Notes	Ba2	8.00	06/15/11	220	231,550
Rouse Co. LP, Sr. Notes, 144A	Ba1	6.75	05/01/13	445	453,514

					1,670,859
Food & Beverage—2.8%

Aramark Corp., Sr. Notes, 144A	B3	8.50	02/01/15	195	202,800
Aramark Corp., Sr. Notes, 144A	B3	8.86	02/01/15	460	472,650
Constellation Brands, Inc., Gtd. Notes	Ba3	7.25	09/01/16	635	642,937
JBS SA, Sr. Unsub. Notes, 144A (Brazil)	B1	10.50	08/04/16	410	466,375

					1,784,762
Gaming—9.3%

Buffalo Thunder Developement Authority, Sec’d. Notes, 144A	B2	9.375	12/15/14	615	627,300
Caesars Entertainment, Inc., Gtd. Notes	Ba1	8.125	05/15/11	375	397,031
Majestic Star Casino LLC/Majestic Star Casino Capital Corp. II, Sr. Unsec’d. Notes	Caa1	9.75	01/15/11	700	666,750
Mandalay Resort Group, Sr. Sub. Notes	Ba1	9.375	02/15/10	375	404,063
MGM Mirage, Gtd. Notes	Ba2	6.00	10/01/09	205	205,256
MGM Mirage, Gtd. Notes	Ba2	8.50	09/15/10	510	545,063
Mohegan Tribal Gaming Authority, Sr. Unsec’d. Notes	Baa3	6.125	02/15/13	135	132,975
OED Corp./DIAMOND JO LLC, Gtd. Notes	B3	8.75	04/15/12	890	883,325
River Rock Entertainment Authority, Sec’d. Notes	B2	9.75	11/01/11	415	441,975
Riviera Holdings Corp., Gtd. Notes	B2	11.00	06/15/10	625	651,562
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50	02/01/14	105	96,600
Virgin River Casino Corp./RBG LLC/B&BB, Inc., Gtd. Notes	B2	9.00	01/15/12	850	888,250

					5,940,150
Healthcare—10.6%

CDRV Investors, Inc., Zero Coupon (until 1/01/10) Sr. Unsec’d. Notes	Caa1	9.63(a)	01/01/15	1,145	984,700
HCA, Inc., Sec’d. Notes, 144A	B2	9.625	11/15/16	845	912,600
HCA, Inc., Sr. Notes	Caa1	5.75	03/15/14	85	72,569
HCA, Inc., Sr. Sec’d. Notes	Caa1	7.50	11/06/33	355	302,637
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.375	01/15/15	1,715	1,464,181
Medical Optics, Inc., Sr. Sub. Notes, 144A	B1	7.50	05/01/17	460	463,450
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125	06/01/13	70	68,250
Tenet Healthcare Corp., Sr. Notes	Caa1	6.375	12/01/11	430	402,050

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Healthcare (cont’d.)
Tenet Healthcare Corp., Sr. Notes	Caa1	9.875%	07/01/14	$975	$984,750
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	6.50	06/01/12	65	59,963
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	7.375	02/01/13	70	65,013
Tenet Healthcare Corp., Sr. Unsec’d. Notes	Caa1	9.25	02/01/15	60	59,400
Triad Hospitals, Inc., Sr. Sub. Notes	B2	7.00	05/15/12-11/15/13	630	655,062
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba2	6.75	06/01/10	60	61,650
Ventas Realty LP/Ventas Capital Corp., Sr. Notes	Ba2	6.625	10/15/14	215	219,300

					6,775,575
Home Construction—0.9%
Ashton Woods USA LLC/Aston Woods Finance Co., Gtd. Notes	B3	9.50	10/01/15	490	466,725
DR Horton, Inc., Gtd. Notes	Ba1	9.75	09/15/10	110	121,660

					588,385
Industrial—0.5%
American Railcar Industries, Unsec’d. Notes, 144A	B1	7.50	03/01/14	315	323,663
Industrial Other—3.6%
ALH Finance LLC/ALH Finance Corp., Gtd. Notes	B3	8.50	01/15/13	675	673,312
Blount, Inc., Sr. Sub. Notes	B2	8.875	08/01/12	420	434,700
FastenTech, Inc., Gtd. Notes	B3	11.50	05/01/11	430	456,338
RBS Global, Inc. and Rexnord Corp. Gtd. Notes	B3	9.50	08/01/14	680	707,200

					2,271,550
Lodging—0.6%
Host Hotels & Resorts LP, Gtd. Notes(d)	BB	6.875	11/01/14	290	294,350
Host Marriott LP, Sr. Notes	Ba1	7.125	11/01/13	100	102,250

					396,600
Media - Cable—8.6%
Cablevision Systems Corp., Sr. Unsec’d. Notes	B3	8.00	04/15/12	555	563,325
CCH I Holdings LLC/CCH I Holdinds Capital Corp., Sec’d. Notes	Caa2	11.00	10/01/15	2,030	2,106,125
CSC Holdings, Inc., Debs.	B2	7.625	07/15/18	340	343,400
CSC Holdings, Inc., Debs.	B2	7.875	02/15/18	585	601,088
CSC Holdings, Inc., Sr. Notes	B2	8.125	07/15/09	720	745,200
FrontierVision LP, Sr. Sub. Notes(e)	NR	Zero	10/15/10	575	0
Mediacom Broadband LLC, Sr. Notes, 144A	B3	8.50	10/15/15	200	204,500
Mediacom Broadband LLC, Sr. Notes	B3	8.50	10/15/15	860	879,350
Shaw Communications, Inc., Sr. Notes (Canada)	Ba1	8.25	04/11/10	30	32,100

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Media - Cable (cont’d.)
Shaw Communications, Inc., Sr. Unsec’d. Notes (Canada)	Ba1	7.25%	04/06/11	$15	$15,825

					5,490,913
Media - Non Cable—7.6%

CanWest MediaWorks, Inc., Gtd. Notes (Canada)	B2	8.00	09/15/12	325	336,375
Idearc, Inc., Sr. Notes, 144A	B2	8.00	11/15/16	760	781,850
Intelsat Bermuda Ltd., (Bermuda)	Caa1	11.354	06/15/13	260	278,850
Intelsat Corp., Gtd. Notes (Bermuda)	B2	9.00	08/15/14	67	72,528
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)	Caa1	7.625	04/15/12	240	230,400
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.625	01/15/15	205	219,350
Intelsat Subsidiary Holding Co. Ltd., Sr. Notes (Bermuda)	B2	8.25	01/15/13	380	396,150
Liberty Media LLC, Sr. Notes	Ba2	5.70	05/15/13	140	134,228
Liberty Media LLC, Sr. Unsec’d. Notes	Ba2	8.25	02/01/30	215	214,937
Quebecor Media, Inc., Sr. Notes (Canada)	B2	7.75	03/15/16	480	493,200
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875	01/15/13	1,000	972,500
R.H. Donnelley Corp., Sr. Notes	B3	8.875	01/15/16	700	743,750

					4,874,118
Metals—3.8%

Arch Western Finance LLC, Gtd. Notes	B1	6.75	07/01/13	220	216,425
McMoRan Cooper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.25	04/01/15	380	408,975
McMoRan Cooper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.375	04/01/17	930	1,005,562
Novelis, Inc., Gtd. Notes (Canada)	B2	7.25	02/15/15	325	343,687
Peabody Energy Corp., Gtd. Notes	Ba1	6.875	03/15/13	100	101,750
Peabody Energy Corp., Gtd. Notes	Ba1	7.375	11/01/16	165	173,663
Tube City IMS Corp, Sr. Sub. Notes, 144A	B3	9.75	02/01/15	135	140,400

					2,390,462
Packaging—0.9%

Ball Corp., Gtd. Notes	Ba1	6.625	03/15/18	125	124,219
Owens Brockway Glass Containers, Inc., Gtd. Notes	Ba2	8.875	02/15/09	420	428,400

					552,619
Paper—1.0%

Bowater Canada Finance Corp., Gtd. Notes (Canada)	B3	7.95	11/15/11	400	389,000
Bowater, Inc., Unsec’d. Notes	B3	6.50	06/15/13	280	252,700

					641,700

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Pharmaceuticals—3.2%

Angiotech Pharmaceutical, Gtd. Notes,	B3	7.75%	04/01/14	$426	$392,985
Elan Finance PLC/Elan Finance Corp., Gtd. Notes (Ireland)	B3	7.75	11/15/11	640	628,800
Elan Finance PLC/Elan Finance Corp., Sr. Unsec’d. Notes, 144A (Ireland)	B3	8.875	12/01/13	625	635,156
Elan Finance PLC/Elan Finance Corp., Sr. Unsec’d. Notes, 144A (Ireland)	B3	9.485(c)	12/01/13	360	365,400

					2,022,341
Restaurants—0.7%

Real Mex Restaurants, Inc., Gtd. Notes	Ba2	10.00	04/01/10	420	443,100
Retailers—5.5%

Adesa Inc., Sr. Sub. Notes	B1	7.625	06/15/12	310	328,600
AutoNation, Inc. Gtd. Notes	Ba2	7.00	04/15/14	175	176,750
AutoNation, Inc., Gtd. Notes	Ba2	7.36	04/15/13	265	267,650
Lazydays RV Center, Inc., Sr. Notes	B3	11.75	05/15/12	919	941,975
Movie Gallery, Inc., Gtd. Notes	Caa2	11.00	05/01/12	710	651,425
Rite Aid Corp., Gtd. Notes	B3	7.50	01/15/15	120	119,700
Rite Aid Corp., Unsec’d. Notes	B3	8.125	05/01/10	555	570,262
Yankee Acquisition Corp., Sr. Notes, 144A	B3	8.50	02/15/15	455	460,688

					3,517,050
Supermarkets—0.7%

Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75	02/01/12	445	460,019
Technology—8.5%

Coleman Cable, Inc. Gtd. Notes	B2	9.875	10/01/12	425	439,875
Freescale Semiconductor, Inc., Sr. Notes, 144A	B1	9.125	12/15/14	955	947,837
IKON Office Solutions, Inc., Sr. Notes	Ba3	7.75	09/15/15	840	877,800
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., Sec’d. Notes	B1	6.875	12/15/11	50	41,000
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co., Sr. Sub. Notes	B3	8.00	12/15/14	845	526,013
NXP BV/NXP Funding LLC, Sec’d. Note, 144A	Ba2	7.875	10/15/14	300	309,750
Open Solutions, Inc., Sr. Sub. Notes, 144A	Caa1	9.75	02/01/15	440	453,200
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125	08/15/13	825	884,813
Sungard Data Systems, Inc., Gtd. Notes	Caa1	10.25	08/15/15	340	371,025
Xerox Corp., Gtd. Notes	Baa3	9.75	01/15/09	305	327,093
Xerox Corp., Sr. Notes	Ba3	7.625	06/15/13	225	235,969

					5,414,375

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tobacco—2.2%

Alliance One International, Inc., Gtd. Notes	B2	11.00%	05/15/12	$670	$737,000
Reynolds American, Inc., Gtd. Notes	Ba2	7.25	06/01/13	220	230,540
Reynolds American, Inc., Gtd. Notes	Ba2	7.30	07/15/15	440	459,345

					1,426,885
Transportation—4.6%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Notes, 144A	Ba3	7.625	05/15/14	310	316,200
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Notes, 144A	Ba3	7.75	05/15/16	105	107,100
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Notes, 144A	Ba3	7.86	05/15/14	310	316,200
Continental Airlines, Inc. Pass-Thru Certs.	Ba1	9.798	04/01/21	1,243	1,367,162
Hertz Corp., Gtd. Notes	B2	10.50	01/01/16	315	359,100
Hertz Corp., Gtd. Notes	B1	8.875	01/01/14	405	436,388

					2,902,150
Utilities—12.1%

AES Corp. (The), Sec’d. Notes, 144A	Ba3	8.75	05/15/13	84	89,460
AES Corp. (The), Sec’d. Notes, 144A	Ba3	9.00	05/15/15	491	524,756
AES Corp. (The), Sr. Notes	B1	9.375	09/15/10	35	38,063
AES Corp. (The), Sr. Notes	B1	9.50	06/01/09	20	21,300
Aquila, Inc., Sr. Notes	B2	9.95	02/01/11	430	470,850
Aquila, Inc., Sr. Unsec’d. Notes	B2	14.875	07/01/12	320	416,800
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.125	05/15/18	955	916,800
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.50	06/15/13	440	454,300
El Paso Corp., Sr. Unsec’d. Notes	Ba3	6.75	05/15/09	250	255,938
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00	05/15/11	330	346,500
El Paso Production Holding Co., Gtd. Notes	B1	7.75	06/01/13	225	235,125
Midwest Generation LLC, Sec’d. Notes	Ba2	8.75	05/01/34	364	394,940
Mirant North America LLC, Gtd. Notes	B2	7.375	12/31/13	240	246,000
NRG Energy, Inc., Gtd. Notes	B1	7.25	02/01/14	100	102,500
NRG Energy, Inc., Gtd. Notes	B1	7.375	02/01/16-01/15/17	845	868,012
Reliant Energy, Inc., Sec’d. Notes	B2	6.75	12/15/14	760	802,750
TXU Corp., Sr. Unsec’d. Notes	Ba1	5.55	11/15/14	235	208,134
TXU Corp., Sr. Unsec’d. Notes	Ba1	6.50	11/15/24	465	391,913
Williams Cos., Inc., Sr. Unsec’d. Notes	Ba2	7.125	09/01/11	765	801,337
Williams Cos., Inc., Sr. Unsec’d. Notes	Ba2	8.125	03/15/12	130	141,375

					7,726,853

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Wireless—4.0%

Centennial Cellular Operating Co./Centennial Communications Corp., Gtd. Notes	B2	10.125%	06/15/13	$430	$464,400
Centennial Communications Corp./Celluar Operating Co. LLC/Puerto Rico Operations, Notes	B2	8.125	02/01/14	235	242,637
Dobson Cellular Systems, Inc., Sec’d. Notes	Ba2	8.375	11/01/11	230	244,087
Dobson Communications Corp., Sr. Notes	Caa1	9.61	10/15/12	230	236,613
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Baa3	9.625	05/01/11	450	513,000
Windstream Corp., Gtd. Notes	Ba3	8.625	08/01/16	800	875,000

					2,575,737
Wirelines—3.8%

Citizens Communications Co., Notes	Ba2	9.25	05/15/11	975	1,087,125
Nordic Telephone Co. Holdings, Sec’d. Notes, 144A (Denmark)	B2	8.875	05/01/16	140	149,800
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.50	10/01/14	1,145	1,207,975

					2,444,900

Total corporate bonds (cost $81,271,691)					83,723,964
CONVERTIBLE BONDS—5.2%
Construction Machinery—1.2%

AGCO Corp.	BB-(d)	1.25	12/15/36	410	450,487
AGCO Corp.	B1	1.75	12/31/33	155	271,250

					721,737
Entertainment & Leisure—0.7%

Six Flags, Inc.,	CCC	4.50	05/15/15	400	455,500
Media - Cable—1.4%

Charter Communications, Inc., Senior Notes	Caa3	5.875	11/16/09	655	888,344
Pharmaceuticals—1.2%

Encysive Pharmaceuticals, Inc.	NR	2.50	03/15/12	1,134	768,285
Retailers—0.7%

Saks, Inc.	B+(d)	2.00	03/15/24	250	446,563

Total convertible bonds (cost $3,045,939)					3,280,429
BANK NOTES—0.7%
Paper—0.5%

Georgia-Pacific Corp., Term Bond	Ba2	7.342	12/20/12	296	298,338

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

Description	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Tobacco—0.2%

Reynolds American, Inc., Notes	Ba2	7.25%	05/23/12	$149	$149,965

Total Bank Notes (cost $445,125)					448,303
PREFERRED STOCKS—1.4%				Shares
Automotive—1.4%

Ford Motor Co. Capital Trust II, 6.5%, CVT (cost $863,858)				25,500	911,880
COMMON STOCKS—0.8%
Consumer Products—0.1%

WKI Holding Co., Inc.				6,031	66,341
Media - Cable—0.7%

Time Warner Cable, Inc.				10,992	411,870

Total common stocks (cost $1,837,140)					478,211
WARRANTS				Units
Chemicals

Hercules, Inc., (cost $0)(b)				230	4,057

Total long-term investments (cost $87,463,753)					88,846,844
SHORT-TERM INVESTMENT—2.2%				Principal Amount (000)

REPURCHASE AGREEMENT—2.2%
BNP Paribas Tri-Party Mortgage, 5.350% dated 03/30/07, due 04/02/07 in the amount of $1,400,624 (cost $1,400,000; collateralized by $1,560,389 Federal Home Loan Mortgage Bonds 5.50%, due 03/01/36, value of collateral including interest is $1,428,001)				$1,400	1,400,000

Total short-term investment (cost $1,400,000)					1,400,000
Total Investments(f)—141.5%

(cost $88,863,753; Note 4)					90,246,844
Liabilities in Excess of Other Assets—(41.5)%					(26,448,096)

Net Assets—100.0%					$63,798,748

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
(a)	The rate shown reflects the coupon rate after the step date.
(b)	Non-income producing security.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	As of March 31, 2007, 2 securities representing $4,057 and less then 0.05% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

See Notes to Financial Statements.

Portfolio of Investments as of March 31, 2007	THE HIGH YIELD PLUS FUND, INC.

The industry classification of long-term portfolio holdings, and liabilities in excess of other assets shown as a percentage of net assets as of March 31, 2007 was as follows:

Industry
Utilities	12.1%
Automotive	11.0
Media - Cable	10.7
Healthcare	10.6
Construction Machinery	9.5
Gaming	9.3
Technology	8.5
Media - Non Cable	7.6
Retailers	6.2
Transportation	4.6
Pharmaceuticals	4.4
Energy	4.2
Wireless	4.0
Wirelines	3.8
Metals	3.8
Entertainment & Leisure	3.6
Industrial Other	3.6
Food & Beverage	2.8
Financial Institutions	2.6
Chemicals	2.4
Tobacco	2.4
Repurchase Agreements	2.2
Consumer Cyclical - Services	2.0
Paper	1.5
Diversified Manufacturing	1.1
Consumer Cyclicals	1.1
Home Construction	0.9
Packaging	0.9
Building Materials	0.8
Supermarkets	0.7
Aerospace/Defense	0.7
Restaurants	0.7
Lodging	0.6
Industrial	0.5
Consumer Products	0.1

141.5
Liabilities in excess of other assets	(41.5)

100.0%

See Notes to Financial Statements.

Statement of Assets and Liabilities	THE HIGH YIELD PLUS FUND, INC.

Assets	March 31, 2007

Investments, at value (cost $88,863,753)	$90,246,844
Cash	64,017
Interest receivable	2,056,391
Receivable for investments sold	231,750
Prepaid expenses	618

Total assets	92,599,620

Liabilities
Loan payable (Note 5)	27,000,000
Payable for investments purchased	1,122,335
Dividends payable (Note 7)	402,206
Accrued expenses	229,395
Investment advisory fee payable	27,159
Administration fee payable	10,863
Loan interest payable	8,914

Total liabilities	28,800,872

Net Assets	$63,798,748

Net assets were comprised of:
Common stock, at par	$160,882
Paid-in capital in excess of par	129,953,283

130,114,165
Overdistribution of net investment income	(211,672)
Accumulated net realized loss on investments	(67,486,836)
Net unrealized appreciation on investments	1,383,091

Net assets, March 31, 2007	$63,798,748

Net asset value per share ($63,798,748 ÷ 16,088,240)	$3.97

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Operations

Year Ended March 31, 2007

Income
Interest	$7,148,708
Dividends	41,437

Total income	7,190,145

Expenses
Loan interest expense (Note 5)	1,645,534
Investment advisory fee	304,420
Administration fee	121,768
Custodian’s fees and expenses	81,000
Legal fees and expenses	70,000
Reports to shareholders	45,000
Transfer agent’s fees and expenses	30,000
Audit fee	28,000
Registration fees	24,000
Directors’ fees and expenses	11,000
Miscellaneous	18,059

Total expenses	2,378,781

Net investment income	4,811,364

Realized and Unrealized Gain on Investments
Net realized gain on investment transactions	1,955,124
Net change in unrealized appreciation on investments	1,764,977

Net gain on investments	3,720,101

Net Increase in Net Assets Resulting from Operations	$8,531,465

THE HIGH YIELD PLUS FUND, INC.

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended March 31, 2007

Cash flows from operating activities:
Interest and dividends received	$7,315,128
Operating expenses paid	(820,381)
Loan interest and commitment fees paid	(1,654,273)
Purchases of long-term portfolio investments	(48,442,931)
Net proceeds from sale of short-term portfolio investments	400,000
Proceeds from sale of long-term portfolio investments	48,570,050
Decrease in other assets	39,658

Net cash provided by operating activities	5,407,251

Cash flows from financing activities:
Decrease in loan payable	(500,000)
Cash dividends paid	(4,947,135)

Net cash used for financing activities	(5,447,135)

Net decrease in cash	(39,884)
Cash at beginning of year	103,901

Cash at end of year	$64,017

Reconciliation of Net Increase in Net Assets to Net Cash Provided By Operating Activities
Net increase in net assets resulting from operations	$8,531,465

Decrease in investments	295,140
Net realized gain on investments	(1,955,124)
Net increase in unrealized appreciation on investments	(1,764,977)
Increase in receivable for investments sold	(231,750)
Increase in interest receivable	(143,730)
Decrease in other assets	39,658
Increase in payable for investments purchased	732,442
Decrease in accrued expenses	(95,873)

Total adjustments	(3,124,214)

Net cash provided by operating activities	$5,407,251

See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended March 31, 2007	Year Ended March 31, 2006
Operations

Net investment income	$4,811,364	$5,237,005

Net realized gain on investments	1,955,124	504,562

Net change in unrealized appreciation (depreciation) on investments	1,764,977	(1,745,717)

Net increase in net assets resulting from operations	8,531,465	3,995,850

Dividends from net investment income (Note 1)	(4,906,913)	(5,787,993)

Value of Fund shares issued to shareholders in reinvestment of dividends (Note 6)	—	229,344

Total increase (decrease)	3,624,552	(1,562,799)

Net Assets

Beginning of year	60,174,196	61,736,995

End of year	$63,798,748	$60,174,196

THE HIGH YIELD PLUS FUND, INC.

Notes to Financial Statements

The High Yield Plus Fund, Inc. (the “Fund”) was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund’s primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment of at least 80% of its investable assets in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation:  Securities for which market quotations are readily available—including securities listed on national securities exchanges and those traded over-the-counter—are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the investment adviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the adviser. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of March 31, 2007, there were two securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Repurchase Agreements:  In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:  The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rate of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Cash Flow Information:  The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts and premiums on debt obligations.

Securities Transactions and Net Investment Income:  Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Dividends and Distributions:  The Fund expects to pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates:  The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has agreements with, among others, Wellington Management Company, LLP (the “Investment Adviser”) and Prudential Investments LLC (the “Administrator”). The Investment Adviser makes investment

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund’s average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund’s average weekly net assets.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended March 31, 2007, aggregated $49,175,373 and $48,092,360, respectively.

Note 4. Tax Information

In order to present undistributed (overdistribution of) net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to overdistribution of net investment income and accumulated net realized gain (loss) on investments. For the year ended March 31, 2007, the adjustments were to decrease overdistribution of net investment and increase accumulated net realized loss on investment transactions by $367,980 due to differences in the treatment of amortization, and income between financial and tax reporting. Net investment income and net realized gain/loss on investments and paid-in capital in excess of par were not affected by this change.

For the years ended March 31, 2007 and March 31, 2006, the tax character of total dividends paid by the Fund of $4,906,913 and $5,787,993, respectively, were from ordinary income.

As of March 31, 2007, the accumulated undistributed earnings on a tax basis was $191,224 of ordinary income.

In addition, the Fund had a capital loss carryforward as of March 31, 2007, of approximately $66,870,000 of which $5,011,000 expires in 2008, $8,395,000 expires in 2009, $24,698,000 expires in 2010, $26,140,000 expires in 2011 and $2,626,000 expires in 2012. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund utilized approximately $1,491,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended March 31, 2007. It is unlikely whether the Fund will be able to realize the full benefit of the remaining carryforwards prior to the expiration dates.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of March 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized Appreciation
$89,480,282	$3,453,578	$(2,687,016)	$766,562

The difference between book basis and tax basis was primarily attributable to differences in the treatment of premium amortization for book and tax purposes.

Note 5. Borrowings

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable quarterly and at maturity. The Fund may utilize these borrowings (leverage) in order to increase the potential for gain on amounts invested. There can be no guarantee that these gains will be realized. There are increased risks associated with the use of leverage. The average daily balance outstanding during the year ended March 31, 2007, was $26,850,685 at a weighted average interest rate of 6.13%. The maximum face amount of borrowings outstanding at any month-end during the year ended March 31, 2007 was $27,500,000. The current borrowing at March 31, 2007 of $27,000,000 (at a weighted average interest rate of 6.06%) will mature between April 30, 2007 and September 28, 2007.

The Fund pays commitment fees at an annual rate of .07 of 1% on any unused portion of the credit facility. Commitment fees are included in “Loan Interest” as reported on the Statement of Operations.

Note 6. Capital

There are 100 million shares of common stock authorized at $.01 par value per share. During the years ended March 31, 2007 and 2006, the Fund issued 0 and 59,413 shares in connection with reinvestment of dividends, respectively.

Note 7. Dividends

On March 8, 2007, the Board of Directors of the Fund declared dividends of $0.025 per share payable on April 13, 2007, May 11, 2007 and June 8, 2007, to stockholders of record on March 30, 2007, April 30, 2007 and May 29, 2007, respectively.

Notes to Financial Statements	THE HIGH YIELD PLUS FUND, INC.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact, if any, in the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Financial Highlights	THE HIGH YIELD PLUS FUND, INC.

	Year Ended March 31,
	2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$3.74	$3.85	$4.02	$3.48	$3.92

Income (loss) from investment operations
Net investment income	.30	.33	.39	.44	.42
Net realized and unrealized gain (loss) on investments	.24	(.08)	(.14)	.52	(.45)

Total from investment operations	.54	.25	.25	.96	(.03)

Less dividends and distributions
Dividends from net investment income	(.31)	(.36)	(.42)	(.42)	(.41)

Total dividends and distributions	(.31)	(.36)	(.42)	(.42)	(.41)

Net asset value, end of year(a)	$3.97	$3.74	$3.85	$4.02	$3.48

Market price per share, end of year(a)	$3.62	$3.49	$4.10	$4.30	$3.63

TOTAL INVESTMENT RETURN(b):	13.45%	(5.86)%	5.24%	31.45%	(6.41)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)	$63,799	$60,174	$61,737	$63,885	$54,810
Average net assets (000 omitted)	$60,884	$61,123	$63,774	$61,020	$53,407
Ratio to average net assets:
Total expenses (including loan interest)(c)	3.91%	3.56%	2.67%	2.42%	2.72%
Net investment income	7.90%	9.03%	9.80%	11.34%	11.82%
Portfolio turnover rate	56%	41%	56%	53%	87%
Total debt outstanding at end of year (000 omitted)	$27,000	$27,500	$28,500	$28,000	$21,000
Net asset coverage per $1,000 of debt outstanding	$3,363	$3,188	$3,166	$3,282	$3,610

(a)	NAV and market value are published in The Wall Street Journal each Monday.
(b)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(c)	The annualized expense ratio without loan interest would have been 1.20%, 1.43%, 1.54%, 1.52%, and 1.53% for the fiscal years ended March 31, 2007, 2006, 2005, 2004 and 2003, respectively.

Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information is has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm	THE HIGH YIELD PLUS FUND, INC.

The Board of Directors and Shareholders of The High Yield Plus Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The High Yield Plus Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended March 31, 2004, were audited by another independent registered public accounting firm, whose report dated May 28, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc., as of March 31, 2007, and the results of its operations and its cash flow for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

May 25, 2007

Tax Information (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (March 31, 2007) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended March 31, 2007, the Fund paid dividends of $0.31 per share, which are taxable as ordinary income.

The Fund intends to designate 100% of the ordinary income dividends as qualified interest income under The American Jobs Creation Act of 2004.

In January 2008, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2007 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information (Unaudited)

Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

Computershare Trust Company, N.A. (the “Plan Agent”) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, Computer Trust Company, N.A., c/o Computershare Shareholder Services, P.O. Box 43011, Providence, RI 02940-3011.

Proxy Voting Policies and Procedures. The Fund votes proxies related to the portfolio’s securities according to a set of policies and procedures approved by the Fund’s board. A description of the policies and procedures may be obtained, without charge, by calling (800) 451-6788 or by visiting the SEC’s website at www.sec.gov.

Availability Of Quarterly Portfolio Schedule. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330).

Certifications. The required annual certification for the previous year was submitted to the NYSE. The Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the Directors of the Fund is set forth below.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

Independent Directors
Linda W. Bynoe (54)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006). Director or Trustee of 62 portfolios within the Prudential Mutual Fund complex since 2005.

David E. A. Carson (72)	Director	Since 2004 (Class I)	Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank. Director or Trustee of 66 portfolios within the Prudential Mutual Fund complex since 2003.

Robert E. La Blanc (73)	Director	Since 1999 (Class II)	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications). Director of Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003). Director or Trustee of 64 portfolios within the Prudential Mutual Fund complex since 1999.

Douglas H. McCorkindale (67)	Director	Since 1996 (Class II)	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media); Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63)	Director	Since 2005 (Class I)	Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999). Director or Trustee of 63 portfolios within the Prudential Mutual Fund complex since 2003.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

Independent Directors
Robin B. Smith (67)	Director	Since 2005 (Class II)

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (1992-2006). Director or Trustee of 64 portfolios within the Prudential Mutual Fund complex since 2003.

Stephen D. Stoneburn (63)	Director	Since 2005 (Class III)	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989). Director or Trustee of 64 portfolios within the Prudential Mutual Fund complex since 2003.

Clay T. Whitehead (68)	Director	Since 2000 (Class III)	President (since 1983) of YCO (new business development firm). Director or Trustee of 64 portfolios within the Prudential Mutual Fund complex since 1999.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years and Other Directorships Held**

Interested Directors
Robert F. Gunia (60)	Vice President	Since 2004 (Class II)	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc. Director or Trustee of 143 portfolios within the Prudential Mutual Fund complex since 1999.

Judy A. Rice (59)	President	Since 2004 (Class I)	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute. Director or Trustee of 63 portfolios within the Prudential Retail Fund complex since 2000.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

Information pertaining to the officers of the Fund is set forth below.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served*	Principal Occupations During Past 5 Years

Officers
Jonathan D. Shain (48)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (43)	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Lee Augsburger (47)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Deborah A. Docs (49)	Chief Legal Officer and Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Chief Legal Officer of The High Yield Plus Fund, Inc. (since December 2005) and The Asia Pacific Fund, Inc. (since January 2001); Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Grace C. Torres (47)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

*	The Board of Directors is divided into three classes, each of which has three year terms. Class I term expires this year. Officers are generally elected by the Board to one year terms.
**	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the Investment Company Act of 1940 (“1940 Act”). Each Director of the Fund, except Mr. Mooney and Mr. Dorsey, oversees three other portfolios within the Fund’s “Fund Complex”. The Fund’s Fund Complex consists of a group of investment companies and series of investment companies that are advised by the Investment Adviser.

Management of the Fund (Unaudited)	THE HIGH YIELD PLUS FUND, INC.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.
(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).
(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark , NJ 07102.
(3)	There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.
(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal years ended March 31, 2007 and March 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,757 and $22,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal year ended March 31, 2007 KPMG, the Registrant’s principal accountant, billed the Registrant $5,000 for professional services rendered in connection with the review of the Registrant’s proxy statement related to the annual meeting of stockholders on August 30, 2006.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations
•	Fund merger support services
•	Agreed Upon Procedure Reports
•	Attestation Reports
•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:
•	Federal, state and local income tax compliance; and,
•	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre- approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions or human resources
•	Broker or dealer, investment adviser, or investment banking services
•	Legal services and expert services unrelated to the audit
•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $317,300 and $51,000, respectively.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are David E.A. Carson (Chair), Linda W. Bynoe, Robin Smith (Ex-Officio), Stephen G. Stoneburn and Clay T. Whitehead.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies –

Wellington Management Company, LLP

Global Proxy Policies and Procedures

Dated: April 1, 2007

Introduction	Wellington Management Company, LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3       Develops and maintains broad guidelines setting out

         positions on common proxy issues, but also considers

         each proposal in the context of the issuer, industry, and

         country or countries in which its business is conducted.

4       Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8       Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9       Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

         Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

         Receipt of Proxy

         Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•     Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•     Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•     Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington
Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information	Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Wellington Management Company, LLP Proxy Voting Guidelines Dated: April 1, 2007

Introduction	Upon a client’s written request, Wellington Management Company, LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

	Election of Directors:	Case-by-Case

Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors:	Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP):	Against

Adopt Director & Officer Indemnification:	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP):	Against

Require Board Independence:	For
Wellington Management believes that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent.	For

Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director:	For

Approve Directors’ Fees:	For

Approve Bonuses for Retiring Directors:	Case-by-Case

Elect Supervisory Board/Corporate Assembly:	For

Elect/Establish Board Committee:	For

Adopt Shareholder Access/Majority Vote on Election of Directors (SP):	Case-by-Case

Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation
Adopt/Amend Stock Option Plans:	Case-by-Case

Adopt/Amend Employee Stock Purchase Plans:	For

Approve/Amend Bonus Plans:	Case-by-Case
In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

Approve Remuneration Policy:	Case-By-Case

Exchange Underwater Options:	Case-by-Case
Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes):	Case-by-Case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP):	Case-by-Case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP):	For

Shareholder Approval of All Stock Option Plans (SP):	For

Disclose All Executive Compensation (SP):	For

Reporting of Results

Approve Financial Statements:	For

Set Dividends and Allocate Profits:	For

Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees:	Case-by-Case
Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors:	Case-by-Case

Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

Adopt Cumulative Voting (SP):	Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans	Case-by-Case
Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock:	Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting:	Against

Increase Supermajority Vote Requirement:	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision:	For

Adopt Confidential Voting (SP):	Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent:	Against

Capital Structure

Increase Authorized Common Stock:	Case-by-Case
We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase.

Approve Merger or Acquisition:	Case-by-Case

Approve Technical Amendments to Charter:	Case-by-Case

Opt Out of State Takeover Statutes:	For

Authorize Share Repurchase:	For

Authorize Trade in Company Stock:	For

Approve Stock Splits:	Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring:	Case-by-Case

Issue Stock with or without Preemptive Rights:	For

Issue Debt Instruments:	Case-by-Case

Social Issues

Endorse the Ceres Principles (SP):	Case-by-Case

Disclose Political and PAC Gifts (SP):	Case-by-Case
Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP):	Case-by-Case

Report on Sustainability (SP):	Case-by-Case

Miscellaneous

Approve Other Business:	Against

Approve Reincorporation:	Case-by-Case

Approve Third-Party Transactions:	Case-by-Case

Item 8—Portfolio Managers of Closed-End Management Investment Companies—

High Yield Plus Fund, Inc.

Earl E. McEvoy, a Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1978. Mr. McEvoy has been the portfolio manager for the Fund since 2002.

Christopher A. Jones, Vice President and Fixed Income Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the Fund since 1998.

Conflicts of Interest between the Fund and Other Accounts Sub-advised by Wellington Management

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professionals primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Managers make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington

Management’s Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.

Compensation of Wellington Management Portfolio Managers

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and Fund. Wellington Management pays the Portfolio Managers out of its total revenues and other resources, including the advisory fees earned with respect to Fund. The following information relates to the fiscal year ended March 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for Mr. McEvoy, a partner of Wellington Management, is determined by the Managing Partners of the firm. Mr. McEvoy’s base salary is generally a fixed amount that may change as a result of an annual review. The base salary for Mr. Jones is determined by his experience and performance in his respective roles. Mr. Jones’ base salary is reviewed annually and may be adjusted based on the recommendation of the his business manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. The Portfolio Managers’ incentive payments are based solely on the revenues earned by Wellington Management and are not directly linked to the performance of the account. Wellington Management applies similar incentive structures to other similar portfolios managed by the Portfolio Managers. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

Wellington Management Company, LLP	June 05, 2007

Portfolio Manager Disclosure Report

Reporting Period: Fiscal Year End as of March 31, 2007

Client Report:

Fund:

Portfolio Manager Book of Business – McEvoy, Earl E

The following table shows information regarding other accounts managed by the Portfolio Manager:

Investment Type	# of Accts	Assets
All Accounts:
Registered Investment Companies	5	$23,413,914,351
Other Pooled Investments	1	699,101,297
Other Accounts	15	615,024,653

	21	$24,728,040,300

Accounts where advisory fee is based on account performance (subset of above):
Registered Investment Companies	1	$7,918,669,138

	1	$7,918,669,138

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

Wellington Management Company, LLP	June 05, 2007

Portfolio Manager Disclosure Report

Reporting Period: Fiscal Year End as of March 31, 2007

Client Report:

Fund:

Portfolio Manager Book of Business – Jones, Christopher A

The following table shows information regarding other accounts managed by the Portfolio Manager:

Investment Type	# of Accts	Assets
All Accounts:
Registered Investment Companies	7	$777,286,518
Other Pooled Investments	8	201,238,953
Other Accounts	8	1,114,455,351

	23	$2,092,980,822

Accounts where advisory fee is based on account performance (subset of above):
Other Accounts	4	$840,970,322

	4	$840,970,322

The following table shows shares of the Fund beneficially owned by the Portfolio Manager:

None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
X

Item 9	– Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        The High Yield Plus Fund, Inc.

By (Signature and Title)*        /s/Deborah A. Docs

                                                 Deborah A. Docs

                                                 Secretary

Date                May 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Judy A. Rice

                                                 Judy A. Rice

                                                 President and Principal Executive Officer

Date                May 23, 2007

By (Signature and Title)*        /s/Grace C. Torres

                                                 Grace C. Torres

                                                 Treasurer and Principal Financial Officer

Date                May 23, 2007

*	Print the name and title of each signing officer under his or her signature.